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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                FEBRUARY 2, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


     DELAWARE                        0-24667                    04-341183
  (State or other                  (Commission                (IRS employer
  jurisdiction of                  file number)             identification no.)
 incorporation or
   organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (972) 349-6200

             ------------------------------------------------------

                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)



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ITEM 5.  OTHER EVENTS

         On February 2, 2000, the Registrant issued a press release announcing the realignment of its senior management in order to enhance its ability to respond to the changing needs of manufacturers it represents to retailers. A copy of this press release is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

                  The following Exhibits are filed herewith:

                  99.1 Press Release issued by the Registrant on February 2, 2000 regarding the realignment of its senior management.


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MARKETING SPECIALISTS CORPORATION


                                         By: /s/ TIMOTHY M. BYRD
                                             -----------------------------------
                                             Timothy M. Byrd
                                             Chief Financial Officer

Date:  February 3, 2000



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                                  EXHIBIT INDEX



EXHIBIT
NO.                        DESCRIPTION
-------                    -----------
99.1*                      Press Release issued by the Registrant on February 2,
                           2000 regarding the realignment of its senior
                           management.


*  filed herewith